Exhibit 10.3
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                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         For value received, INNOVATIVE OPTICS, INC., a Georgia corporation (hereinafter "Assignor"), hereby sells, assigns, transfers and sets over to PARADIGM MEDICAL INDUSTRIES, INC. , a Delaware corporation (hereinafter "Assignee"), its successors and assigns, and Assignee hereby assumes, all of Assignor's right, title, interest, obligations and duties in and to the liabilities identified in Section 3.1 and the Scheduled Contracts identified in
Section 5.1.10 and Schedule 5.1.10 of the Asset Purchase Agreement dated as of January 31, 2002 to which Assignor and Assignee are parties (the "Asset Purchase Agreement"). Said Sections 3.1 and 5.1.10 and Schedule 5.1.10 are incorporated herein and made a part hereof by reference.

         Assignor will cooperate with Assignee to effectuate the intention of the Asset Purchase Agreement to enable Assignee to obtain and enjoy all of the benefits and advantages of the Scheduled Contracts being transferred hereunder. If any contract rights or privileges cannot be assigned, or consent to any assignment cannot be obtained, Assignor will enforce in Assignee's name for the benefit of Assignee all such rights and privileges, it being understood and agreed that this latter provision shall not in any way relieve Assignor of its obligation to obtain the necessary consents.

         Assignor and Assignee agree that the terms of this Agreement shall be deemed to supplement the provisions of the Asset Purchase Agreement. In the event of inconsistency between the terms of this Agreement and the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall prevail.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement and Assumption as of the 31st day of January, 2002 by and through the undersigned individuals.

                                            INNOVATIVE OPTICS, INC.



                                            By: /s/ Mario F. Barton
                                            ------------------------------------
                                            Mario F. Barton
                                            Chief Executive Officer



                                            PARADIGM MEDICAL INDUSTRIES, INC.



                                            By: /s/ Thomas F. Motter
                                            ------------------------------------
                                            Thomas F. Motter, Chair and
                                            Chief Executive Officer